                                                                   Exhibit 10.14

                    FIFTH AMENDMENT TO SETTLEMENT AGREEMENT

     This FIFTH AMENDMENT TO SETTLEMENT AGREEMENT (this "AMENDMENT") is made and entered into as of the ___ day of April, 1999, by and among MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("MARRIOTT"), PATRIOT AMERICAN HOSPITALITY, INC., a Delaware corporation ("PAH"), and WYNDHAM INTERNATIONAL, INC., a Delaware corporation (collectively with PAH, "PATRIOT").

                             PRELIMINARY STATEMENT

     A. The parties hereto executed that ceratin Settlement Agreement dated the 27th day of May, 1998, as amended by that certain First Amendment to Settlement Agreement dated the 26th day of August, 1998, as further amended by that certain Second Amendment to Settlement Agreement dated as of October 29, 1998, as further amended by that certain Third Amendment to Settlement Agreement dated as of January 6, 1999, and as further amended by that certain Fourth Amendment to Settlement Agreement dated as of March 11, 1999 (collectively, the "SETTLEMENT AGREEMENT"), pursuant to which, among other things, Patriot has agreed to dispose of certain assets, either by means of a spin-off to shareholders or private sale, as more particularly provided herein (the "DIVESTITURE").

     B. The Merger contemplated by the Settlement Agreement was consummated on June 2, 1998 and, as a result thereof, Patriot and Wyndham are direct or indirect successors in interest to Interstate.

     C. The parties hereto desire to further amend the Settlement Agreement in certain respects as contained herein.

     NOW THEREFORE, in consideration of the mutual premises, obligations, covenants and agreements herein contained and contained in the Settlement Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. DEFINITIONS. Except as specifically defined herein, all capitalized terms used herein shall have the definitions provided in the Settlement Agreement.

     2. DIVESTITURE CONSUMMATION EXTENSION. The term "FINAL DIVESTITURE DATE", as used in the Settlement Agreement, is hereby amended to mean May 14, 1999.

     3. NO OTHER CHANGES. Except as specifically amended herein, the Settlement Agreement remains in full force and effect.

     4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto has caused its duly authorized representative to execute this Amendment as of the day and year first written above.

                                       MARRIOTT INTERNATIONAL, INC.,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       PATRIOT AMERICAN HOSPITALITY, INC.,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       WYNDHAM INTERNATIONAL, INC.,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:




                                       S-3